Exhibit 10.1

LIMITED WAIVER CREDIT AGREEMENT

This Limited Waiver to Credit Agreement (this “Agreement”) entered into and made effective as of December 18, 2015 (the “Waiver Effective Date”), is by and among NOW, Inc., as borrower (“Borrower”), the subsidiaries of the Borrower party hereto (each a “Guarantor” and collectively, the “Guarantors”), the Lenders (as defined below) and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and as issuing lender and swing line lender under the Credit Agreement.

RECITALS

WHEREAS, the Borrower, the lenders from time to time party thereto (the “Lenders”), and the Administrative Agent are parties to the Credit Agreement dated as of April 18, 2014 (the “Credit Agreement”);

WHEREAS, the Borrower may be unable to cause the Interest Coverage Ratio as of the fiscal quarter ending December 31, 2015 to be greater than or equal to 3.00 to 1.00 as required under Section 6.8(b) of the Credit Agreement (the “Potential Default”) and the Borrower will acknowledge that the Potential Default, if it occurs, would constitute an Event of Default arising under the Credit Agreement;

WHEREAS, subject to the terms and conditions set forth herein, the parties hereto wish to provide a temporary waiver of the Potential Default; and

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1. Defined Terms. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “including” means “including, without limitation”. Section headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such Section headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

Section 2. Acknowledgment and Limited Waiver.

(a) Each Credit Party hereby acknowledges and agrees that the Potential Default, if it occurs, would constitute an Event of Default for all purposes under the Credit Agreement and the other Credit Documents.

(b) The Majority Lenders hereby agree, subject to the terms of this Agreement, (i) to temporarily waive the Potential Default until the date (the “Waiver Termination Date”) that is the earlier to occur of (x) January 31, 2016, and (y) the date of the occurrence of any Default or Event of Default (other than the Potential Default), and (ii) for the avoidance of doubt, until the Waiver Termination Date, the existence of the Potential Default, solely by itself, shall not be construed to result in any failure of the Borrower to satisfy the conditions to borrowing under Section 3.3.

(c) The waiver by the Lenders described above is contingent upon the satisfaction of the conditions precedent set forth in Section 4 below and is limited to the Potential Default. Such waiver is limited to the extent expressly described herein and shall not be construed to be a consent to or a permanent waiver of the Potential Default or any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or in any of the other Credit Documents. The Lender Parties reserve (i) the right to exercise any rights and remedies available to the them in connection with such Potential Defaults on and after the Waiver Termination Date and (ii) the right to exercise any rights and remedies available to them in connection with any other present or future defaults with respect to the Credit Agreement or any other provision of any Credit Document. The waiver by the Lenders described in this Section 2 is temporary in nature and such Potential Default shall, unless otherwise waived by the Majority Lenders, be immediately and automatically reinstated on the Waiver Termination Date and shall constitute an “Event of Default” under the Credit Agreement and the other Credit Documents.

(d) Each Credit Party hereby further agrees and acknowledges that (i) the Potential Default has not been permanently waived as a result of this Agreement and that such waiver is temporary in nature, and (ii) from and after the Waiver Termination Date, all rights and remedies of the Lenders enjoined as a result of this Section 2 shall, unless otherwise waived by the Majority Lenders, be reinstated.

Section 3. Representations and Warranties. Each Credit Party hereby represents and warrants that, as of the date hereof: (a) after giving effect to this Agreement, the representations and warranties of the Credit Parties contained in the Credit Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, except that any representation and warranty which by its terms is made as of a specified date shall be true and correct only as of such specified date; (b) after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within the limited liability company or corporate power and authority of such Credit Party and have been duly authorized by appropriate limited liability company and corporate action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of such Credit Party enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity, and no portion of the Obligations are subject to avoidance, subordination, recharacterization, recovery, attack, offset, counterclaim, or defense of any kind; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; and (f) the Credit Parties, on a consolidated basis, are Solvent.

Section 4. Conditions to Effectiveness. This Agreement shall become effective on the Waiver Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions which may occur prior to or concurrently with the closing of this Agreement: (a) the Administrative Agent shall have received this Agreement executed by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent and the Majority Lenders; and (b) the Borrower shall have paid all reasonable and documented fees and expenses of the Administrative Agent’s outside legal counsel pursuant to all invoices presented for payment on or prior to the Waiver Effective Date.

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Section 5. Acknowledgments and Agreements.

(a) Each Credit Party acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms and each Credit Party waives any defense, offset, counterclaim or recoupment with respect thereto.

(b) The description herein of the Potential Default is based upon the information provided to the Lenders on or prior to the date hereof and shall not be deemed to exclude the existence of any other Defaults or Events of Default. The failure of the Lenders to give notice to any Credit Party of any such other Defaults or Events of Default is not intended to be nor shall be a waiver thereof. Each Credit Party hereby agrees and acknowledges that the Lender Parties require and will require strict performance by the Credit Parties of all of their respective obligations, agreements and covenants contained in the Credit Agreement and the other Credit Documents (including any action or circumstance which is prohibited or limited during the existence of a Default or Event of Default), and no inaction or action by any Lender Party regarding any Default or Event of Default (including but not limited to the Potential Default) is intended to be or shall be a waiver thereof (other than the temporary waiver thereof expressly provided in Section 2 above). Each Credit Party hereby also agrees and acknowledges that no course of dealing and no delay in exercising any right, power, or remedy conferred to any Lender Party in the Credit Agreement or in any other Credit Documents or now or hereafter existing at law, in equity, by statute, or otherwise shall operate as a waiver of or otherwise prejudice any such right, power, or remedy.

(c) The Lender Parties hereby expressly reserve all of their respective rights, remedies, and claims under the Credit Documents. Except as expressly provided in this Agreement, nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default (including, without limitation, the Potential Default) under any of the Credit Documents, (ii) any of the agreements, terms or conditions contained in any of the Credit Documents, (iii) any rights or remedies of any Lender Party with respect to the Credit Documents, or (iv) the rights of any Lender Party to collect the full amounts owing to them under the Credit Documents.

(d) Each party hereto hereby adopts, ratifies, and confirms the Credit Agreement and acknowledges and agrees that the Credit Agreement is and remains in full force and effect, and the Borrower and Guarantors acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, the other Credit Documents, and the Guaranty Agreements, are not impaired in any respect by this Agreement.

(e) This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.

Section 6. Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty Agreement are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in the Guaranty Agreement), as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty, in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Credit Documents.

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Section 7. Governing Law. This Agreement shall be deemed a contract under, and shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

Section 8. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Agreement may be executed by facsimile signature or by electronic mail (including via any “.pdf” or other similar electronic means) and all such signatures shall be effective as originals.

Section 9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 10. Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

Section 11. Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND SUPERSEDE ALL PRIOR UNDERSTANDINGS AND AGREEMENTS, WHETHER WRITTEN OR ORAL, RELATING TO THE TRANSACTIONS PROVIDED FOR HEREIN AND THEREIN. ADDITIONALLY, THIS AGREEMENT, THE CREDIT AGREEMENT, THE NOTES, AND THE OTHER CREDIT DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the Effective Date.

BORROWER:

NOW INC.

By:	/s/ Daniel L. Molinaro
Daniel Molinaro
Senior Vice President and Chief Financial Officer

Signature Page to Limited Waiver to Credit Agreement

(NOW Inc.)

GUARANTORS:

DNOW L.P.

By: Wilson International, Inc., its general partner

By:	/s/ Daniel L. Molinaro
Daniel Molinaro
President & Treasurer

NOW MANAGEMENT, LLC

By:	/s/ Daniel L. Molinaro
Daniel Molinaro
President & Treasurer

WILSON INTERNATIONAL, INC.

By:	/s/ Daniel L. Molinaro
Daniel Molinaro
President & Treasurer

Signature Page to Limited Waiver to Credit Agreement

(NOW Inc.)

ADMINISTRATIVE AGENT/LENDERS/ISSUING LENDER/SWINGLINE LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender, Swingline Lender, and a Lender

By:	/s/ Donald W. Herrick, Jr.

Name:	Donald W. Herrick, Jr.
Title:	Director

Signature Page to Limited Waiver to Credit Agreement

(NOW Inc.)

ROYAL BANK OF CANADA
as a Swingline Lender and a Lender

By:	/s/ Nicole Bradshaw

Name:	Nicole Bradshaw
Title:	VP-Finance, National Client Group

Signature Page to Limited Waiver to Credit Agreement

(NOW Inc.)

BARCLAYS BANK PLC
as a Lender

By:	/s/ Jonathan Wilson

Name:	Jonathan Wilson
Title:	Director

Signature Page to Limited Waiver to Credit Agreement

(NOW Inc.)

CITIBANK, N.A.
as a Lender

By:	/s/ Ivan Davey

Name:	Ivan Davey
Title:	Vice President

Signature Page to Limited Waiver to Credit Agreement

(NOW Inc.)

DNB CAPITAL LLC
as a Lender

By:	/s/ Jill Ilski

Name:	Jill Ilski
Title:	First Vice President

By:	/s/ Elnar Gulstad

Name:	Elnar Gulstad
Title:	Senior Vice President

Signature Page to Limited Waiver to Credit Agreement

(NOW Inc.)

FIFTH THIRD BANK
as a Lender

By:	/s/ Matthew Lewis

Name:	Matthew Lewis
Title:	Vice President

Signature Page to Limited Waiver to Credit Agreement

(NOW Inc.)

HSBC BANK USA, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Steven Smith

Name:	Steven Smith
Title:	Director

Signature Page to Limited Waiver to Credit Agreement

(NOW Inc.)

JPMORGAN CHASE BANK, N.A.
as a Lender

By:	/s/ Thomas Okamoto

Name:	Thomas Okamoto
Title:	Authorized Officer

Signature Page to Limited Waiver to Credit Agreement

(NOW Inc.)

PNC BANK, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Jonathan Luchansky

Name:	Jonathan Luchansky
Title:	Vice President

Signature Page to Limited Waiver to Credit Agreement

(NOW Inc.)

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
as a Lender

By:	/s/ Mark Oberreuter

Name:	Mark Oberreuter
Title:	Vice President

Signature Page to Limited Waiver to Credit Agreement

(NOW Inc.)